Miller Energy Resources – NYSE: MILL Investor Presentation – January 2013 millerenergyresources.com Investor Presentation NYSE: MILL

Forward Looking Statements Certain statements in this presentation and elsewhere by Miller Energy Resources¸ Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for Miller Energy to experience additional operating losses; high debt costs under its existing senior credit facility; potential limitations imposed by debt covenants under its senior credit facility on its growth and ability to meet business objectives; the need to enhance management, systems, accounting, controls and reporting performance; uncertainties related to deficiencies identified by the SEC in certain Forms 8-K filed in 2010 and the Form 10-K for 2011; litigation risks; its ability to perform under the terms of its oil and gas leases, and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; its ability to successfully acquire, integrate and exploit new productive assets in the future; its ability to recover proved undeveloped reserves and convert probable and possible reserves to proved reserves; risks associated with the hedging of commodity prices; its dependence on third party transportation facilities; concentration risk in the market for the oil we produce in Alaska; the impact of natural disasters on its Cook Inlet Basin operations; adverse effects of the national and global economic downturns on our profitability; the imprecise nature of its reserve estimates; drilling risks; fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; the existence within the industry of risks that may be uninsurable; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the impact that future legislation could have on access to tax incentives currently enjoyed by Miller; that no dividends may be paid on its common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to restricted securities and outstanding options, and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; and risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2012. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Company Snapshot

Miller Energy Resources, Inc. is an oil and natural gas exploration, production and drilling company operating in:

- Cook Inlet, Alaska
- Appalachian Basin, Tennessee

When Scott Boruff started working with Miller Energy in 2008 the price per share was $0.05 and the market cap was less than $1.0 million. Since then shares have appreciated more than 5,000%.

Miller Energy's vertical integration and infrastructure provides for complete control of the production process, from drilling to producing to processing. Additional oil production from WMRU and Redoubt Unit expect to add $80/bbl to free cash flow.


Production BOE/d
4000
3000
2000
1000
0
2009
2010
2011
2012
2013 current
2013 year end (goal)

Stock Ticker (NYSE)	**MILL**
Price (4/12/13)	**$3.85**
Market Capitalization (4/12/13)	**$167.1 MM**
Shares Outstanding	**43.4 MM**
Institutions Insider Ownership	**25%** **26.7%**
Proved Oil Reserves (1P)	**9.03 MMBOE**
% of Proved Reserves / Oil	**95%**
Company Operated % of Net Production	**98%**
Lease & Exploratory Acres Alaska 753,466 Tennessee 49,260	**802,726 ACRES**
Total Resources SEC Case Strip	**PV-10 $1.5 BILLION**

Miller Energy Resources

Alaska Acquisition Highlights

Previously Producing Redevelopment	▪ At Acquisition 15 Wells Previously Producing Wells Could Be Worked Over for Low Cost and With Lower Risk ▪ Four WMRU Wells, Four Redoubt Unit Wells, and Two West Foreland Wells Have Been Successfully Worked Over
Low Risk Development	▪ Includes Multiple Behind Pipe and Previously Producing Wells ▪ 10 for 11 Success on Projects to Date
Operating Expertise	▪ The Cook Inlet Management Team Operated These Assets for ~15 Years ▪ Plan for Addressing Previous Operator Mistakes ▪ Added Senior G & G Team and Drilling Team
Tax Credits	▪ 40% of Drilling and Exploration Costs and 20% of Other Capital Costs are Refunded by the State of Alaska plus 25% of Net Losses ▪ ~$8 MM Paid By State to CIE, ~$20 MM Pending
Significant Infrastructure	▪ In Place Owned Infrastructure to Support Multi Year Production Program ▪ Estimated $5 Per Barrel LOE for Incremental Oil Production
Large Land Position	▪ Located in One of the Largest Oil Fields in the U.S. ▪ ~ 600,000 Lease & Exploration Acres ▪ Acquired Additional 150,000 Lease and Exploration Acres

Well Name Well Type PRE- Miller Rate (boed) POST-Miller IP Rate (boed) Rate Increase (boed) Associated Net Reserves (Mboe) Cost Per boe ($) KF-1 Gas 3 12 9 5 265.56 RU-3 Gas 0 616 616 218 38.83 RU-4 Gas 0 283 283 99 13.63 RU-7 Oil 40 250 210 216 16.24 RU-1 Oil 60 482 422 570 4.12 WMRU-5 Oil 0 578 578 706 3.56 WMRU-6 Oil 185 584 399 780 2.81 WMRU-1A Oil 0 33 33 62 6.04 WMRU-2A Oil 0 37 37 400 1.50 Total 289 2,875 2,587 3,080 Rework History To Date

Majors out, Independents In • Apache, Armstrong, Buccaneer, Furie, Hilcorp, Linc, Nordaq • Million+ acres acquired recently plus $500MM+ commitment to exploration/production • 2 Offshore Jack-Up Rigs Operating in Summer 2013 Premium Natural Gas Prices • 100% to 400% premium to Lower 48 • Ability to negotiate directly with end users Proven, Large and Under-explored basin • Estimated 600 MMBO & 19 TCF gas still in place (USGS study) • Last major gas discovery: 1979 • 1.4 billion+ barrels of oil and 9.4 trillion cubic feet of natural gas produced cumulatively • Field size distribution indicates basin still broadly underexplored • 3D seismic still not applied broadly • Multiple large untested structures with stacked pays • 1.3BN BOE yet-to-find potential Cash incentives (ACES) • Capital Credits: 40% of qualified capital expenditures • Loss Carry Forward (LCF): 25% of previous year’s direct lease expenditures • Cook Inlet does not have any crude oil tax Alaska Advantages

Redoubt Shoal: • Proved developed producing • On trend with largest productive field in the Cook Inlet • Originally estimated 70-100 MMBBO, OOIP in two fault blocks • OOIP estimate only includes 2 out of 6 fault blocks • Redoubt Field, largest undeveloped field? • Similar geological characteristics as adjacent fields Cook Inlet Field(s) Comparison

Miller Energy RESOURCES

Alaska – Redoubt Unit Field (Osprey)



Granite Point
Trading Bay
McArthur River
W. McArthur River
Middle Ground Shoal
Redoubt Unit
Swanson River
Beaver Creek
Redoubt Shoal Area



HEMLOCK

- **OOIP:** **70-100 MMBO (partial)**
- **Cum Production:** **~ 2.5 MMBO**
- **Avg Porosity:** **11-13 %**
- **Avg Initial Prod:** **~1,000 BOPD**
- **Avg Annual Decline:** **10% (Miller)**
- **Avg EUR (estimate):** **~ 1 MMBO**
- **Avg New Well Capex:** **$10 MM (Net)**
- **Avg IRR (New Well):** **~350 %**

Highlights

- Proved, producing Field, existing infrastructure
- 100% working interest
- Ralph E Davis booked reserves
- 1P = 5.85 MMBO
- 2P = 5.16 MMBO
- 3P = 0.99 MMBO
- Multiple pay sands and on trend with adjacent McArthur River Field (produced over 643 MMBO)
- Many identified targets (5 WO, 13 new wells)

• Positive DST tests in North & South Step Outs in 1960s • RU-1 drilled in Central fault in 2001 • 1,089 IP & 10MM bbls PUD • RU-2 drilled in South fault 2002 • 1,954 IP & 40MM bbls PUD • Wells have initial production characteristics of other fields in Cook Inlet; but different completions • Operator experienced reduction in flow rates & bottom hole flowing pressure • RU-1, 2, 3, 5 experience casing failures and other performance issues • Reserves from Central & Southern fault blocks reduced to 6MM bbls PUD Highlights Redoubt Shoal Hemlock Structure Map

Alaska – Redoubt Shoal Hemlock Structure Map RESTRICTED FLOW PATH UN-RESTRICTED FLOW PATH • Completed optimization on RU-7 • Flow rates increased over 100% • Annual decline curve decreased from 27% to 10% • Bottom hole flowing pressure doubled • Recoverable reserves increased 3 x • Plan to optimize all RU wells Highlights

Cook Inlet Redoubt Case Study – RU-7 RU-7 Previous Operator Miller Energy Steady State Production <100 BOPD 230 BOPD PSI 1,200 lbs. 2,500 lbs. PV 10 Reserves $4MM $20MM Lifting Costs $70/bbl $29/bbl Annual Decline 27% 10% • Rework completed: Q2 2012 • Cash Cost of Rework: $1.4MM • Produced over 100,000 bbls post work over • PV-10 increases over 400% • EUR increases by over 250,000 barrels 1 10 100 1000 10000 1/ 1 /1 1 2/ 1 /1 1 3/ 1 /1 1 4/ 1 /1 1 5/ 1 /1 1 6/ 1 /1 1 7/ 1 /1 1 8/ 1 /1 1 9/ 1 /1 1 10 /1/… 11 /1/… 12 /1/… 1/ 1 /1 2 2/ 1 /1 2 3/ 1 /1 2 4/ 1 /1 2 5/ 1 /1 2 6/ 1 /1 2 7/ 1 /1 2 8/ 1 /1 2 9/ 1 /1 2 10 /1/… 11 /1/… 12 /1/… 1/ 1 /1 3 2/ 1 /1 3 3/ 1 /1 3 4/ 1 /1 3 O il P ro d u ctio n ( b b l/ d ay ) 2002 - 2007 decline rate = Post WO decline rate = 10.1% /yr

Miller Energy RESOURCES

Alaska - West McArthur River Unit


AOGCC
West McArthur River Unit
West McArthur River Unit
Trading Bay Unit
West Forelands Field
Cook Inlet
Cook Inlet, Alaska


MCARTHUR RIVE
RTHUR RIVER
Sabre (Estimate 15-25 MBBS)
Sword
WMRU currently producers
08N R014W
WEST FORLAND GAS

- **Orig Oil in Place:** **50-75 MMBO**
- **Cum Production:** **~ 13.09 MMBO**
- **Avg Porosity:** **11-14 %**
- **Avg Initial Prod:** **~1,000 BOPD**
- **Avg Annual Decline:** **10% (Miller)**
- **Avg EUR:** **~ 2 MMBO**
- **Avg New Well Capex:** **$9 MM (Net**
- **Avg IRR: (New Well)** **~500 %**

Highlights

- Proved, producing Field, existing infrastructure
- 100% working interest
- Ralph E Davis booked reserves*
- 1P = 2.60 MMBO
- 2P = 2.19 MMBO
- Multiple pay sands and on trend with adjacent Trading Bay Field (produced over 103 MMBO)
- Many identified targets (3 WO, 3 new wells)

*Includes Sabre, Sword Reserves

Production Scenario Matrix ANS Oil Price 1,000 BOPD 2,000 BOPD 3,000 BOPD 4,000 BOPD $90/bbl $22.4 $44.8 $67.2 $89.6 $100/bbl $25.2 $50.3 $75.5 $100.6 $110/bbl $27.9 $55.8 $83.7 $111.7 Hypothetical Incremental 1 Year EBITDAX from Incremental Alaskan Oil Production (based on 15% annual decline curve)

Undervalued Stock NAV per share: PV-10 divided by 58,388,000 shares fully diluted. (1) 4/30/2012 NYMEX Pricing. Current Stock Price $0 $10 $20 P ri ce / Sha re Total Resources-Strip (1) Total Resources + Planned & Future Development 3P $30 SABRE 1P 2P 1P 2P PDP RU 2A RU 3A RU 5A RU SSO 9 WMRU 8 REDOUBT WMRU 9 SWORD RU 4A 3P Unlocking Additional Upside from Asset Base and Infrastructure

Strengthening Capital Position •No common equity financing since March, 2010 • EBITDA growing with increased production •Well diversification improving Annualized EBITDA (1H FY 2013): $11.2MM Available credit line from Apollo: $10.0MM Cash and cash equivalents (1/31/13): $ 1.5MM Tax Credits Outstanding: $19.6MM Total Available Capital before cash flow* $31.1MM *Not a projected; hypothetical assuming no additional financings • $100MM 5-Year Senior Secured Credit Facility by Apollo Investment • $55MM Current Borrowing Base with $45MM drawn • $35MM Series C 10.75% Perpetual Preferred (NYSE:MILL.C) • $25/share face value • $10/share conversion price callable at $15/share

Investment Summary Significant Asset Base  9.03mm BOE of proven reserves  P1+P2+P3 PV-10 (SEC) of $1.543 Billion  $295mm in shareholders equity (~ book value = $6.80/share) Advantages of State-Of- the-Art Infrastructure  Equipment and infrastructure in place to support significantly higher production volumes  Able to maintain low operating costs + low incremental lifting costs  $230MM+ appraised value and $500MM+ replacement value Value Driven Growth Strategy  Strong foundation in place built on low cost / high value acquisitions  Efficient low cost operators  Alignment between shareholders and management Advantages of Being in Alaska  Favorable oil and natural gas prices  Significant tax incentives for exploration and development Large Undeveloped Oil Play  Redoubt has significant potential not reflected in reserve report  Fixing past mistakes and not taking true exploration risk Multiple oil plays around large, developed fields  Initial work over results very positive